INCOME TAXES (Details 1) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Effective Income Tax Rate Reconciliation [Line Items]
Federal tax expense (benefit) at statutory rate	$ (5,144,773)	$ (1,746,110)
State tax expense (benefit) net of federal tax effect	(538,715)	(298,348)
R&D Credit	(46,000)	(19,994)
Non-deductible expenses	2,191,507	88,368
Change in Valuation Allowance	3,537,981	1,976,084
Other income	0	0
Total tax expense	$ 0	$ 0